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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                NOVEMBER 19, 1998
                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)



                                AMAZON.COM, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            DELAWARE                000-22513               91-1646860
         (STATE OR OTHER       (COMMISSION FILE NO.)      (IRS EMPLOYER
          JURISDICTION                                   IDENTIFICATION NO.)
         OF INCORPORATION)


                  1516 SECOND AVENUE, SEATTLE, WASHINGTON 98101
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (206) 622-2335
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)





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ITEM 5. OTHER EVENTS

        On November 19, 1998, Amazon.com, Inc. announced that its Board of Directors approved a three-for-one stock split of its common stock ("Common Stock"). Stockholders of record on December 18, 1998 will be issued a certificate representing two additional shares of Common Stock for each share of Common Stock held on December 18, 1998. The payment date for this stock dividend will be on or about January 4, 1999.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


        (c)    Exhibits

                99.1 Press Release dated November 19, 1998 regarding the stock split




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           AMAZON.COM, INC.
                                           (REGISTRANT)


                                                /s/ Joy D. Covey
Dated: November 20, 1998                   By:  ________________________________
                                                Joy D. Covey
                                                Chief Financial Officer, Vice
                                                President of Finance and
                                                Administration and Secretary


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                                  EXHIBIT INDEX


Exhibit Number      Description
--------------      -----------

     99.1 Press Release dated November 19, 1998 regarding the stock split